UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2026

CNL Healthcare Properties, Inc.

(Exact name of Registrant as Specified in its Charter)

Maryland	000-54685	27-2876363
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CNL Center at City Commons
450 South Orange Avenue
Orlando, Florida 32801
(Address of Principal Executive Offices, Including Zip Code)

(407) 650-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

Net Asset Value Per Share Communication

On or around February 17, 2026, CNL Healthcare Properties, Inc. (the “Company”) will send a letter to its stockholders notifying them of an updated net asset value per share of the Company as of November 4, 2025 and related matters and will e-mail financial professionals correspondence notifying them of the same matters. A copy of the letter is filed as Exhibit 99.1 and a copy of the e-mail correspondence is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference solely for the purposes of this Item 7.01 disclosure.

Merger-Related Communications

Also on or around February 17, 2026, the Company will distribute communications and a list of frequently asked questions to its stockholders, and communications and a list of frequently asked questions to financial professionals, in each case relating to certain operational and tax considerations relating to the Transaction (as defined below) and thereto, which are filed as exhibits 99.3, 99.4, 99.5 and 99.6 hereto and are incorporated herein by reference solely for the purposes of this Item 7.01 disclosure.

Pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), the information contained in this Item 7.01 disclosure, including Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 and the information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall any of such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

By furnishing the information contained in this Item 7.01 disclosure, including Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6, the Company makes no admission as to the materiality of such information.

Item 8.01 Other Events.

Estimated Net Asset Value per Share as of November 4, 2025

As previously reported in its Current Report on Form 8-K filed with the SEC on November 5, 2025, the Company entered into an Agreement and Plan of Merger dated November 4, 2025 (the “Merger Agreement”) with Sonida Senior Living, Inc. a Delaware corporation (“Sonida”), CHP Merger Corp., a Maryland corporation and wholly-owned subsidiary of the Company, SSL Sparti LLC, a Delaware limited liability company and direct wholly-owned subsidiary of Sonida, and Sparti Merger Sub, Inc., a Maryland corporation and indirect wholly-owned subsidiary of Sonida, pursuant to which Merger Agreement, the Company will be acquired by Sonida as its ultimate liquidity event (the “Transaction”). The Merger Agreement provides, among other things, and subject to the terms and conditions set forth therein and in accordance with applicable law, for the acquisition of the Company by Sonida for a combination of Sonida common stock and cash with an aggregate value of $6.90 (subject to certain adjustments) per share of common stock, $0.01 par value per share, of the Company. Considering the pending Transaction, the Board has determined it is in the best interests of the Company to calculate and announce an updated estimated NAV as of Merger Agreement date, November 4, 2025.

On February 11, 2026, after giving effect to the Merger Agreement and pending Transaction, the Board of Directors of the Company (the “Board”) unanimously approved $6.90 as the Company’s adjusted estimated net asset value per share (the “2025 NAV”) as of November 4, 2025 (the “Valuation Date”). The 2025 NAV takes into account the consideration to be paid to the Company stockholders under the Merger Agreement when the Transaction consummates. The Company prepares and announces an estimated net asset value per share of its common stock and provides such information to its stockholders and to members of the Financial Industry Regulatory Authority (“FINRA”) and their associated persons who participated in the Company’s public offerings to assist them in meeting their customer account statement reporting obligations under FINRA Rule 2231.

To assist the Board and the Company’s valuation committee, which is comprised solely of the Company’s independent directors (the “Valuation Committee”), in establishing a new estimated NAV per share of the Company’s common stock as of November 4, 2025 (the “Valuation Date”), the Board and the Valuation Committee reviewed the terms and conditions of the Merger Agreement and the written opinion delivered to the Board and the Special Committee of the Board from their third-party independent financial advisor, KeyBanc Capital Markets, dated November 4, 2025 (the “Fairness Opinion”), which opinion noted, among other things and subject to certain assumptions and qualifications set forth in the written opinion, that the consideration to be received in the Transaction by the holders of Company common stock (other than restricted shares of the Company’s advisor which will be forfeited) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders. Upon due consideration, on February 11, 2026, the Valuation Committee determined that the per share value for the Company’s common stock was reasonable as of the Valuation Date and recommended the Board approve $6.90 per share as the estimated NAV as of the Valuation Date. Thereafter, also on February 11, 2026, the Board accepted the recommendation of the Valuation Committee and unanimously approved $6.90 per share as the Company’s estimated NAV as of the Valuation Date.

The 2025 NAV represents a snapshot in time as of the Valuation Date and does not represent a guarantee of the amount that a stockholder will receive now or in the future for his or her shares of the Company’s common stock. If the Merger Agreement were to be terminated pursuant to its terms and the Transaction were to not occur, the Company anticipates it would engage an independent third-party valuation firm and undertake a fulsome estimated net asset valuation process and determine whether the 2025 NAV no longer properly represents the Company’s adjusted estimated net asset value per share.

The Transaction is subject to certain customary conditions, including the receipt of certain approval of the Company’s stockholders and the Sonida stockholders, and consummation of the Transaction is subject to certain risks. Please see the Company’s Current Report on Form 8-K filed with the SEC on November 5, 2025 for a complete discussion of the Merger Agreement and pending Transaction, including conditions that have to be met for the Merger Transaction to be consummated. Additionally, please see the Company’s Proxy Statement filed with the SEC on January 6, 2026 for additional information regarding the Merger Agreement, pending Transaction, the Fairness Opinion and risks related to the Transaction, among other things.

Regular Distribution

The Company currently anticipates consummating the pending Merger Transaction in March 2026, though the closing date can change (or not happen at all) based on a variety of closing conditions more particularly set forth in the Merger Agreement. Accordingly, on February 11, 2026, the Board approved the declaration of a prorated regular quarterly distribution for the first quarter through March 16, 2026 in an amount of $0.02133 per share, to be paid on or about February 18, 2026 to holders of the Company’s common stock as of the close of business on February13, 2026.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements are based on current expectations and may be identified by words such as believes, anticipates, expects, may, could and terms of similar substance, and speak only as of the date made. Actual results could differ materially due to risks and uncertainties that are beyond the company’s ability to control or accurately predict, including the amount and timing of anticipated future distributions, estimated per share net asset value of the company’s stock and/or other matters. The company’s forward-looking statements are not guarantees of future performance. Shareholders and financial advisors should not place undue reliance on forward-looking statements. While the Company’s management believes the assumptions underlying the forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond management’s control. These risks include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive transaction agreement; (2) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the transactions that may be instituted against the parties and others following announcement of the definitive transaction agreement; (3) the inability to consummate the transactions within the anticipated time period, or at all, due to any reason, including the failure to obtain the requisite shareholder approval, failure to obtain any required regulatory approvals or the failure to satisfy other conditions to completion of the Transactions; (4) risks that the proposed Transactions disrupt current plans and operations of the Company or diverts management’s attention from its ongoing business; (5) the ability to recognize the anticipated benefits of the transactions; (6) the amount of the costs, fees, expenses and charges related to the transactions; (7) the risk that the definitive transaction agreement may be terminated in circumstances requiring the Company to pay a termination fee; (8) the effect of the announcement of the Transactions on the ability of the Company to retain and hire key personnel and maintain relationships with its tenants and others with whom it does business; (9) the effect of the announcement of the Transactions the Company’s operating results and business generally; (10) the other risks and important factors contained and identified in the Company’s filings with the SEC, such as its Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2024, as well as its subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed from time to time; and (11) the risks, uncertainties and factors set forth in the Registration Statement and under “Item. 1A. Risk Factors” in Sonida’s Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2024, filed with the SEC on March 17, 2025, and as such factors may be updated from time to time in Sonida’s other filings with the SEC, any of which could cause actual results to differ materially from the forward-looking statements in this communication.

Additional Information about the Proposed Transactions and Where to Find It

This Current Report on Form 8-K does not constitute a solicitation of any vote or approval in connection with the transaction. In connection with the proposed transaction, Sonida has filed a registration statement on From S-4 (File No. 333-292187) (“Registration Statement”), which was declared effective by the Securities and Exchange Commission (“SEC”) on January 6, 2026, that will serve as a prospectus for the shares of Sonida common stock to be issued as consideration in the Transaction and Sonida and the Company have each filed a joint proxy statement as a proxy statement of the Company for the solicitation of our stockholders in favor of the transactions, among other proposals, and of Sonida for the solicitation of Sonida’s stockholders in favor of the issuance of the shares of Sonida Common Stock (the “Joint Proxy Statement/Prospectus”) with the SEC, which the Company has furnished to its shareholders in connection with the special meeting of shareholders to vote on the Transaction. This communication is for informational purposes only, is neither an offer to purchase nor a solicitation of an offer to sell shares and is not a substitute for the Joint Proxy Statement/Prospectus or any other document that the Company may file with the SEC or send to its stockholders in connection with the Transaction. THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SONIDA, THE PROPOSED TRANSACTION, THE PLAN OF DISSOLUTION, AND RELATED MATTERS. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE TRANSACTIONS, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY WHEN THEY ARE AVAILABLE. The registration statement, the proxy statement/prospectus and other documents, when filed with the SEC, can be obtained free of charge through the website maintained by the SEC at sec.gov, at the Company’s website at cnlhealthcareproperties.com under the tab “Filings” and then “SEC Filings” and on Sonida’s investor relations website at investors.sonidaseniorliving.com under the tab “Financials” and “SEC Filings.”

Participants in the Solicitation

The Company and its directors and executive officers and Sonida and its directors and executive officers and other members of their respective management and employees may be deemed participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Transaction and the issuance of shares of Sonida Common Stock. Information regarding the special interests of these directors, executive officers, management and employees in the proposed Transactions are included in the joint proxy statement/prospectus referred to above and may be included in other relevant materials to be filed with the SEC, when they become available, including in connection with the solicitation of proxies to approve the proposed Transaction and the issuance of shares of Sonida Common Stock. Additional information regarding the Company’s directors and executive officers is also included in the Company’s Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2024, which was filed with the SEC on March 12, 2025, and subsequent statements of changes in beneficial ownership on file with the SEC. Additional information regarding Sonida’s directors and executive officers is also included in Sonida’s proxy statement for its 2025 Annual Meeting of Shareholders, which was filed with the SEC on April 29, 2025, and in Form 3 and Form 4 statements of beneficial ownership and statements of changes in beneficial ownership of Sonida’s officers and executive officers filed with the SEC and in other documents filed by Sonida with the SEC. The filed documents are available free of charge on the SEC’s website at sec.gov and from the Company and Sonida by contacting them as described above. Other information about the participants in the proxy solicitation will be contained in the definitive joint proxy statement/prospectus.

Item 9.01	Exhibits.

(d) Exhibits.

99.1	Letter to Stockholders regarding the 2025 NAV.

99.2	Email to Financial Professionals regarding the 2025 NAV.

99.3	Letter to Stockholders regarding the Transaction.

99.4	Stockholder FAQs regarding the Transaction.

99.5	Email to Financial Professionals regarding the Transaction.

99.6	Financial Professional FAQs regarding the Transaction.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2026	CNL HEALTHCARE PROPERTIES, INC.

	By:	/s/ Ixchell C. Duarte
Ixchell C. Duarte
Chief Financial Officer and Treasurer